SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report August 19, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)


EQUITY ONE ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 31, 1999, which forms a trust fund, which will issue the Mortgage Pass-Through Certificates, Series 1999-1)


                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-81237                  52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160
                                                           --------------

Item 5. Other Events.

        Filing of Certain Materials.

        Pursuant to Rule 424(b)(4) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. is filing a prospectus and prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1999-1.

         Attached hereto as Exhibit 8.1 is the Opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Equity One ABS, Inc., relating to certain tax matters in connection with the Mortgage Pass-Through Certificates, Series 1999-1.

        Incorporation of Certain Documents by Reference.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 1999; Commission File Number 001-10777) are hereby incorporated by reference into this Form 8-K and have been audited by KPMG LLP. The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

        The unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999 and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Commission on May 12, 1999) are hereby incorporated by reference into this Form 8-K.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

             8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

            23.1 Consent of KPMG LLP.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE ABS, INC.



                                            By: /s/ Dennis Kildea
                                                -------------------------------
                                                Dennis Kildea, Vice President

Dated: August 19, 1999


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


                                  Exhibit Index

Exhibit     Document
-------     --------

   8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

  23.1      Consent of KPMG LLP


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